UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant      X

Filed by a Party other than the Registrant ______

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

Altair Nanotechnologies Inc.

 (Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

ALTAIR NANOTECHNOLOGIES INC.

3019 Enterprise Drive

Anderson, Indiana 46013

U.S.A

ANNUAL MEETING OF STOCKHOLDERS

October 25, 2013

Dear Stockholder:

You are cordially invited to attend the Annual meeting of stockholders of Altair Nanotechnologies Inc. (the “Company”) to be held at 3019 Enterprise Drive, Anderson, Indiana 46013, on December 4, 2013, at 10:00 o'clock in the morning, Eastern Standard Time.

The purposes of the meeting are to (I) elect nine directors (II) appoint Crowe Horwath LLP as our auditors and authorize the Audit Committee of the Board of Directors to fix the auditors’ remuneration, and (III) to transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

We urge you to read the proxy materials in their entirety and to consider them carefully, including the effect that adopting or failing to adopt the proposals will have on stockholders.

Our Board of Directors unanimously recommends that you vote FOR each of the proposals described in this Proxy Statement.

It is important that your shares be represented at the Annual meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the special meeting, we urge you to vote promptly by returning the enclosed proxy card. You may revoke your proxy at any time before it has been voted.

Thank you for your cooperation and continued support.

Very truly yours,

/s/ Richard W. Lee

(Sgd.) Richard W. Lee

Chief Executive Officer

ALTAIR NANOTECHNOLOGIES INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual meeting (the "Meeting") of the stockholders of Altair Nanotechnologies Inc. (the "Company") will be held at 3019 Enterprise Drive, Anderson, Indiana 46013, Wednesday, the 4th day of December 2013, at the hour of 10:00 o'clock in the morning (Eastern Standard Time) for the following purposes:

(1)	To elect nine directors;

(2)	To appoint Crowe Horwath LLP as our auditors and authorize the Audit Committee of the Board of Directors to fix the auditors’ remuneration;

(3)	To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

This notice is accompanied by a form of proxy, a proxy statement, and the annual report to stockholders of the Company containing the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2012.

Proxies to be used at the Meeting must be received by 5:00 p.m. Eastern time (if by mail) and 11:59 p.m. Eastern Time (if by Internet or telephone) on the business day (excluding Saturdays and holidays) before the day of the meeting.

   Stockholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

BY: ORDER OF THE BOARD

/s/ Richard W. Lee

(Sgd.) Richard W. Lee

Chief Executive Officer

October 25, 2013

ALTAIR NANOTECHNOLOGIES INC.

3019 Enterprise Drive

Anderson, Indiana 46013

U.S.A

PROXY STATEMENT

This Proxy Statement is dated October 25, 2013 and

is first being mailed to stockholders on or about October 25, 2013

INTRODUCTION

This introduction highlights selected information appearing elsewhere in this Proxy Statement and does not contain all the information that you should consider in making a decision with respect to the proposals described in this Proxy Statement. You should read this introduction together with the more detailed information in this Proxy Statement and any documents delivered with this Proxy Statement. Unless otherwise provided in this Proxy Statement, references to the “Company,” “we,” “us,” and “our” refer to Altair Nanotechnologies Inc. and all of its consolidated subsidiaries.

Set forth below in a question and answer format is general information regarding the Annual Meeting of Stockholders on December 4, 2013 to which this Proxy Statement relates (the “Meeting”). This general information regarding the Meeting is followed by a more detailed summary of the process relating to, reasons for and effects of the proposed consolidation described in this Proxy Statement.

Questions and Answers about the Meeting and Proposals

Q.           Where and when will the Meeting be held?

A.           The Meeting will be held at 3019 Enterprise Drive, Anderson, Indiana 46013, Wednesday, the 4th day of December 2013, at the hour of 10:00 o'clock in the morning (Eastern Standard Time).

Q.           What are the purposes of the Meeting?

 A.           The purposes of the Meeting are

●	to elect nine directors;
●	to appoint Crowe Horwath LLP as our auditors and authorize the Audit Committee of the Board of Directors to fix the auditors’ remuneration;
●	to transact such other business as is proper at the Meeting.

Q.           Will any other matters be voted on?

A.           The Board does not intend to present any other matters at the Meeting. The Board does not know of any other matters that will be brought before our stockholders for a vote at the Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to Richard W. Lee and, failing him, Paula Conroy, or your indicated nominee as proxies, with full power of substitution, to vote on such matters at their discretion.

Q.           Who is soliciting my vote?

A.           Our Board of Directors is soliciting your proxy to vote at the Meeting. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this Proxy Statement and all information included with this Proxy Statement.

Q.           Who is entitled to vote?

A.           The record date for the determination of stockholders entitled to receive notice of the Meeting is October 10, 2013. We will prepare a list of the holders of our common stock as of the record date.

Q.           What are the voting recommendations of the Board of Directors?

A.           The Board of Directors recommends the following votes:

●	FOR all of the nominees of the Board of Directors with respect to proposal No. 1, the election of the nominated directors;

●	FOR proposal No. 2, the appointment of Crowe Horwath LLP as our auditors for 2013 and the authorization of our Audit Committee of the Board of Directors to fix the auditors’ remuneration;

Q.           What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.           Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these Proxy Statement materials are being sent directly to you by us. You may vote the shares registered directly in your name by completing and mailing the proxy card or by written ballot at the Meeting.

Beneficial Owner — If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these Proxy Statement materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank or broker has enclosed a voting instruction card providing directions for how to vote your shares.

Q.           How do I vote?

A.           If you are a stockholder of record then these are the ways to vote:

a.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

b.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

c.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

d.	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Stockholders who are not stockholders of record and who wish to deliver proxies should follow the instructions of their intermediary with respect to the procedure to be followed. Generally, stockholders who are not stockholders of record will either: (i) be provided with a proxy executed by the intermediary, as the stockholder of record, but otherwise uncompleted and the beneficial owner may complete the proxy and return it directly to our transfer agent; or (ii) be provided with a request for voting instructions by the intermediary, as the stockholder of record, and then the intermediary must send to our transfer agent an executed proxy form completed in accordance with any voting instructions received by it from the beneficial owner.

Q.           Can I change my vote or revoke my proxy?

A.           A stockholder who has given a proxy has the power to revoke it prior to the commencement of the Meeting by depositing an instrument in writing, including another proxy bearing a later date, executed by the stockholder or by the stockholder’s attorney authorized in writing either (i) at the Company’s principal office located at 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof or (ii) with the chairman of such Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law.

Q.           How are proxies being solicited and who pays for the solicitation of proxies?

A.           Proxies will be solicited by mail or Internet and also may be solicited personally, by email, by facsimile or by telephone. Proxies will be solicited by officers and employees of the Company without additional compensation.

The cost of solicitation by management will be borne directly by the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common stock of the Company held of record by such persons, and we will reimburse them for their reasonable out-of-pocket expenses incurred by them in connection therewith.

Q.           What is the quorum requirement of the Meeting?

A.           One-third of the outstanding shares of common stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting.

Q.           What vote is required to approve each proposal?

A.           Proposal No. 1, election of directors – the nine nominees with the highest number of votes will be elected.

Proposal No. 2, appointment of auditors – the appointment of the auditors and the authorization of the Audit Committee of the Board of Directors to fix the auditors’ remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy in respect of the resolution.

Q.           What are broker non-votes?

A.           Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes will not affect the outcome of any of the proposals, assuming that a quorum is obtained.

Q.           Will my shares be voted if I do not provide my proxy?

A.           Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters if they do not receive instructions from their customers.

The ratification of the independent registered accounting firm is considered a routine matter for which brokerage firms may vote unvoted shares. The election of directors is not considered a routine matter under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” It should be noted that securities rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, given this recent change, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Q.           Who can attend the Meeting?

A.           All registered stockholders, their duly appointed representatives, our directors and our auditors are entitled to attend the Meeting.

Q.           I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, Proxy Statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?

A.           If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee. If you are a stockholder of record contact Paula Conroy, Chief Financial Officer, by phone at (317) 333-7617 or by mail to 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013.

Q.           Multiple stockholders live in my household, and together we received only one copy of this Proxy Statement and annual report. How can I obtain my own separate copy of those documents for the Meeting?

A.           You may pick up copies in person at the Meeting or download them from our Internet web site, www.proxyvote.com. If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and are a stockholder of record, we will mail them promptly if you request them from Paula Conroy, Chief Financial Officer, by phone at (317) 333-7617 or by mail to 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013. We cannot guarantee you will receive mailed copies before the Meeting.

Q.           Where can I find the voting results of the Meeting?

A.           We are required to file the voting results on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) promptly following the Meeting, and thereafter they can be found on our website at www.altairnano.com (select the link to SEC Filings on the Investor Relations page).

Q.           Who can help answer my questions?

A.           If you have questions about the Meeting or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact:

Paula Conroy, Chief Financial Officer

3019 Enterprise Drive,

Anderson, Indiana, U.S.A. 46013

(317) 333-7617

THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on December 4, 2013.  The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available on the Internet at www.proxyvote.com.

Solicitation of Proxies

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. OF PROXIES TO BE USED AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING. This Proxy Statement, the Notice of Meeting and the accompanying form of proxy and the Annual Report of the Company for the year ended December 31, 2012 are first being mailed to the stockholders of the Company on or about October 25, 2013. Solicitation will be by mail and the Internet, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers and employees of the Company without additional compensation.

The cost of solicitation by management will be borne directly by the Company. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the common stock of the Company held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are officers and/or directors of the Company. A STOCKHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT THE SHAREHOLDER AT THE MEETING MAY DO SO either by inserting such person’s name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  Proxies may be received up until the day of the meeting.  You may also vote your shares via telephone or internet up until 11:59 PM Eastern Time, the day before the Meeting.

A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the stockholder or by his attorney authorized in writing, and deposited either at the Company’s principal office located at 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013, U.S.A. at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies

THE SHARES OF COMMON STOCK REPRESENTED BY A DULY COMPLETED PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF THE STOCKHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, SUCH SHARES OF COMMON STOCK WILL BE VOTED ACCORDINGLY. UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT’S NINE NOMINEES FOR DIRECTOR, AND (II) TO APPOINT CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities and Principal Holders of Voting Securities

The authorized capital of the Company consists of 200,000,000 shares of common stock, par value $0.001. As of September 30, 2013, the Company had 11,590,067 shares of common stock issued and outstanding.

The Company shall make a list of all persons who are registered holders of common stock as of the close of business on October 10, 2013 (the “Record Date”) and the number of shares of common stock registered in the name of each such person on that date. Each stockholder is entitled to one vote for each share of common stock registered in his name as it appears on the list.

One-third of the outstanding shares of common stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting. Abstentions will be counted as “represented” for purposes of determining the presence or absence of a quorum. Complete broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on any of the matters to be considered at the Meeting, will not be counted as “represented” for the purpose of determining the presence or absence of a quorum.

To the knowledge of the directors and executive officers of the Company, as of September 30, 2013, only one holder, Canon Investment Holdings Limited and Affiliates, directly or indirectly, exercises control or direction of over more than 10% of the shares of common stock outstanding.  According to a Form 3 filed by Canon Investment Holdings Limited and Affiliates on October 12, 2011, the affiliate group beneficially owns 6,172,801 shares of common stock representing 53.3% of the outstanding shares of common stock as of September 30, 2013.

Under the Delaware General Corporation Law and the Company’s bylaws:

●

Proposal No. 1, election of directors – the nine nominees with the highest number of votes will be elected.

Neither broker non-votes or abstentions will have the effect of being considered as votes cast against this proposal.

●

Proposal No. 2, appointment of auditors – the appointment of the auditors and the authorization of the Audit Committee of the Board of Directors to fix the auditors’ remuneration requires the affirmative vote of a majority of the votes cast in person or by proxy in respect of the resolution.

Neither broker non-votes or abstentions will have the effect of being considered as votes cast against this proposal.

PROPOSALS TO BE ACTED UPON

1. ELECTION OF DIRECTORS

Our bylaws provide that our Board consists of a minimum of three and maximum of fifteen directors, to be elected annually, with the exact number to be determined by the Board subject to certain restrictions.  The number of directors is currently set at nine.  Each director will hold office until the next annual meeting or until his successor is duly elected and qualified, unless his office is earlier vacated in accordance with our bylaws.

The Compensation, Nominating and Governance Committee has recommended, and the directors have determined, that nine directors are to be elected at the meeting.  Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the meeting, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE STOCKHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

The Board, upon the recommendation of the Compensation, Nominating and Governance Committee, recommends the following nominees for election as directors, in accordance with the Compensation, Nominating and Governance Committee Charter (available at www.altairnano.com):

●	Yincang Wei
●	Richard W. Lee
●	Guohua Wei
●	Guohua Sun
●	Zhigang Zhao
●	Eqbal Al Yousuf
●	Yuhong Li
●	Dr. Chin Chuen Chan
●	Jun Liu

The Compensation, Nominating and Governance Committee have reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. Once a quorum is established, the nine nominees receiving the highest number of votes will be elected.

The Board recommends that the Stockholders vote FOR the election of  Yincang Wei, Richard W. Lee, Guohua Wei, Guohua Sun, Zhigang Zhao, Eqbal Al Yousuf, Yuhong Li, Dr. Chin Chuen Chan and Jun Liu.

2. APPOINTMENT OF AUDITORS

The Audit Committee has nominated Crowe Horwath LLP for reappointment as our auditors for the 2013 fiscal year. The appointment of the auditors and the authorization of the Audit Committee of the Board to fix the auditors’ remuneration requires that a majority of the votes cast on the resolution be in favor of the resolution.

The Board recommends that the stockholders vote FOR the appointment of Crowe Horwath LLP as our auditors.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our bylaws provide that our Board shall consist of a minimum of three and maximum of fifteen directors, to be elected annually, with the exact number to be determined by the Board subject to certain restrictions.  The number of directors is currently set at nine.  Each director will hold office until the next annual meeting or until his successor is duly elected and qualified, unless his office is earlier vacated in accordance with our bylaws.

The Compensation, Nominating and Governance Committee has recommended, and the Board has determined, that nine directors are to be elected at the meeting.  Management does not contemplate that any of the nominees named below will be unable to serve as a director, but, if such an event should occur for any reason prior to the meeting, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE STOCKHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

The Board, upon the recommendation of the Compensation, Nominating and Governance Committee, recommends the following nominees for election as directors, in accordance with the Compensation, Nominating and Governance Committee Charter (available at www.altairnano.com): Yincang Wei, Richard W. Lee, Guohua Wei, Guohua Sun, Zhigang Zhao, Eqbal Al Yousuf, Yuhong Li, Dr. Chin Chuen Chan and Jun Liu. The Compensation, Nominating and Governance Committee has reported that it is satisfied that each of the nominees is fully able and fully committed to serve the best interests of our stockholders. Once a quorum is established, the nine nominees receiving the highest number of votes will be elected.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTORS NOMINATED FOR ELECTION.

Director Nominees

Certain information with respect to the nine nominees of the Board for election as directors is set forth in the table below:

Name & Province/State and Country	Office with Company	Period of Service as a Director
Yincang Wei Zhuhai, Guangdong, China	Director (B)	Since July 22, 2011
Richard W. Lee Indiana, USA	Chief Executive Officer and Director	None
Guohua Wei Zhuhai, Guangdong, China	Director	Since September 26, 2013
Guohua Sun Zhuhai, Guangdong, China	Director (B)	Since July 22, 2011
Zhigang Zhao Beijing, China	Director (A)	Since July 22, 2011
Eqbal Al Yousuf Dubai, United Arab Emirates	Director (A)	Since September 26, 2013
Yuhong Li Beijing, China	Director (A)	Since September 26, 2013
Dr. Chin Chuen Chan Washington, USA	Director	Since November 28, 2012
Jun Liu British Columbia ,Canada	Director (B)	Since July 22, 2011

(A) Members of the Audit Committee.

(B)  Members of the Compensation, Governance and Nominating Committee.

Set forth below is certain information with respect to each of the directors of the Company who is nominated for election at the meeting and each of the executive officers of the Company, including their principal occupations for the past five years.

Yincang Wei
Age:	53

Director Since:	July 2011

Committees:	Compensation, Governance and Nominating Committee

Principal Occupation:	Chairman, Canon Investment Holdings Limited, Zhuhai Yintong Energy Company Ltd. and Guangdong Yintong Investment Holdings Group Co., Ltd.

Experience:

Mr. Yincang Wei has served as the chairman of Canon Investment Holdings Limited, Zhuhai Yintong Energy Company Ltd. and Guangdong Yingtong Investment Holdings Group Co., Ltd. from 2004 until the present time.  Prior to that, Mr. Wei served as the chairman of Nan-Ming-He Iron Ore Limited, a company engaged in the business of iron mine operations.  Mr. Wei also previously served in various senior management positions at Hebei Yinda Transportation Industrial Group, Hong Kong Dalong Investment Holdings Limited, Transportation Industrial Group Corporation, and Transportation Safety Equipment Factory.

Mr. Wei graduated from Xi’an Highway University with a degree in engineering.  Mr. Wei has also pursued further education in Transportation Management and Vehicle Inspection and Testing at Xi’an Highway University.

Specific Qualifications

Mr. Wei was appointed to the Board pursuant to a covenant in an agreement between the Company and Canon Investment holdings Limited (“Canon”).  Pursuant to the covenant, the Board of the Company is required, except where legal or fiduciary duties would require otherwise, to appoint a number of directors nominated by Canon representing a majority of the Board.

Family Relationships	Mr. Yingcang Wei is the uncle of Mr. Guohua Wei.

Richard W. Lee
Age:	73

Principal Occupation:	Chief Executive Officer of the Company

Experience:

Mr. Lee was appointed as chief executive officer of the Company in August 2013. Prior to joining the Company, Mr. Lee recently served as managing director of DCM Management Consulting Ltd., a Hong Kong based consulting firm advising with respect to sales, business and credit reports. While at DCM, Mr. Lee acted as senior advisor to Zhuhai Yintong Group with respect to electric power train and lithium battery sales. Prior to joining DCM in 2010, Mr. Lee was vice president of Green Wheel EV Ltd./Thunder Sky Energy Group, a company engaged in the sales and marketing of electric vehicles and lithium batteries from 2007 to 2010, and vice chairman/managing director of CNT BioEnergy Ltd., a company engaged in the research and development of biofuels in China from 2001 to 2007. Mr. Lee served as chief executive officer of First Oriental Ltd., a company engaged in China trade business from 1996 to 2001, and chief executive officer of Gilman Engineering Ltd., an engineering contracting business from 1990 to 1995.

Mr. Lee has earned a Diploma in Production Engineering from Hong Kong Polytechnic University, an Advanced Diploma in Industrial Engineering from South Bank University, London, UK, and a Diploma in Management Studies from Westminster University, London, UK, and an MBA from Cranfield University, Bedford, UK. Diplomas are the result of one year graduate programs and were common in the United Kingdom before the1970s.

Specific Qualifications

Mr. Lee is being nominated due to his prior experience in the rechargeable battery and electric vehicle industry, his general business knowledge and experience and his company-specific knowledge arising from his service as chief executive officer of the Company.

Guohua Wei
Age:	35

Director Since:	September 2013

Principal Occupation:	Legal Representative and Executive Director of the Company’s indirect subsidiaries in China

Experience:

Mr. Wei served as executive director of Zhuhai Jiamei Energy Technology Co., Ltd, and head of administrative department of Canon Investment Holdings Co., Ltd and Guangdong Yintong Investment Holdings Group Co., Ltd from 2007-2013. Mr. Wei served as the general manager assistant of Zhuhai Huayin Investment Company Limited from 2004-2007. Mr. Wei served as the general manager assistant of Beijing Yinda Transportation Investment Limited from 2001-2004. Mr. Wei is currently a director of Energy Storage Technology Group (China) Co., Ltd., Zhuhai Jiamei New Energy Technology Co., Ltd and Zhuhai Yintong New Power Technology Co., Ltd.

Mr. Wei graduated from Beijing Canada Delter International Business College. Mr. Wei received his MBA degree from University of Wales in 2009.

Specific Qualifications

Mr. Wei was appointed to the Board pursuant to a covenant in an agreement between the Company and Canon.  Pursuant to the covenant, the Board of the Company is required, except where legal or fiduciary duties would require otherwise, to appoint a number of directors nominated by Canon representing a majority of the Board.

Family Relationships	Mr. Yingcang Wei is the uncle of Mr. Guohua Wei.

Guohua Sun
Age:	36

Director Since:	July 2011

Committees:	Compensation, Governance and Nominating Committee

Principal Occupation:	General Manager, Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd; Director, Zhuhai Yintong Energy Company Ltd.

Experience:

Mr. Sun has served as the general manager of Canon Investment Holdings Limited and Guangdong Yintong Investment Holdings Group Co., Ltd. from April 2005 to the present and currently serves as a director of Zhuhai Yintong Energy Company Ltd.  Prior to that, Mr. Sun served as General Manager of Beijing Yinda Transportation Investment Limited from 2003 to 2005, prior to that time, as vice general manager from 2001 to 2003.  Mr. Sun also served as vice general manager of Nan-Ming-He Iron Ore Limited from 2001 to 2003.

Mr. Sun graduated with a degree in business administration from Handan University and with a master’s degree in business administration from the University of Wales.

Specific Qualifications

Mr. Sun was appointed to the Board pursuant to a covenant in an agreement between the Company and Canon.  Pursuant to the covenant, the Board of the Company is required, except where legal or fiduciary duties would require otherwise, to appoint a number of directors nominated by Canon representing a majority of the Board.

Zhigang Zhao
Age:	53

Director Since:	July 2011

Committees:	Audit Committee

Principal Occupation:	Chief Financial Officer, Borqs International Holding Corporation

Experience:

Since September 2012, Mr. Zhao has worked for Borqs International Holding Corporation, a technology company that provides Android software and end-to-end service platform solutions. Mr. Zhao previously served as chief financial officer for KingMed Diagnostics, an independent medical testing service company through May 2012. Prior to joining KingMed in January 2011, Mr. Zhao served as chief financial officer for Simcere Pharmaceutical Group (NYSE: SCR) from October 2006 to January 2011.  Mr. Zhao served as chief financial officer for Sun New Media/Hurray in China from September 2005 to October 2006, as controller for Faro Technology (Nasdaq: FARO) in the United States from September 2003 to August 2005, and as vice president of finance for 800 Travel (USA), an Introwest Company from June 1997 to August 2003.  Prior to that, Mr. Zhao worked at PriceWaterhouseCoopers in the United States as a senior auditor from September 1993 to May 1997.

Mr. Zhao earned his bachelor’s degree in economics from Beijing University and his master of business administration from the University of Hartford. Mr. Zhao is a member of the American Institute of Certified Public Accountants.

Other Directorships	Zuoan Fashion (NYSE: ZA), a clothing and design company.

Specific Qualifications

Mr. Zhao’s appointment as a director is based on his accounting and financial services expertise, his management experience and his experience in overseeing public companies with ties to both the United States and China.

Eqbal Al Yousuf
Age:	55

Director Since:	September 2013

Committees:	Audit Committee

Principal Occupation:	President of Al Yousuf Group

Experience:

In 2005 Eqbal became president of Al Yousuf L.L.C, a diversified private investment company. He was appointed chief executive officer of Al Yousuf in 2004, vice chairman in 2001, and deputy chairman in 1988. Eqbal was managing director for Al Yousuf Computers, with offices in six countries and a reach covering the Arab states, the Levant, North Africa and parts of Asia, from 1983-1988.

Mr. Al Yousuf graduated from the University of Minnesota, U.S.A. in May 1983 and has a Bachelor’s Degree in Computer Science and a second one in Economics.

Specific Qualifications

Mr. Al Yousuf was appointed to the Board pursuant to a covenant in an agreement between the Company and Al Yousuf LLC.  Pursuant to the covenant, the Board of the Company is required, except where legal or fiduciary duties would require otherwise, to appoint a director nominated by Al Yousuf LLC as long as it holds at least 5% of the common stock of the Company.

Dr. Ching Chuen Chan
Age:	76

Director Since:	November 2012

Committees:	None

Principal Occupation:	Chief Scientist of Zhuhai Yintong Energy Company Ltd. Honorary Professor and the former Head of the Department of Electrical and Electronic Engineering at the University of Hong Kong.

Experience:

Dr. Chan is currently the chief scientist of Zhuhai Yintong Energy Company Ltd. He is also the Honorary Professor 2012 to present and former head of the Department of Electrical and Electronic Engineering, the University of Hong Kong (1994 - 2012). Dr. Chan was the founding president of the International Academy for Advanced Study in 2012. Dr. Chan was the Co- Founder of the World Electric Vehicle Association and the Electric Vehicles Association of Asia Pacific in 1990, and president of the Hong Kong Institution of Engineers (1999 - 2000). Prof. Chan is a fellow of the Royal Academy of Engineering, U.K., the Chinese Academy of Engineering, the Ukraine Academy of Engineering Sciences, the Institute of Electrical and Electronics Engineers, the Institution of Engineering and Technology, and the Hong Kong Institute of Engineers, Honorary Member of Hungarian Academy of Engineering. He authored and coauthored 11 books, over 300 technical papers and holds 9 patents.

Dr. Chan holds BSc, MSc, PhD and degrees from China University of Technology in 1957, Tsinghua University in 1959 and University of Hong Kong in 1982 respectively.

Specific Qualifications

Dr. Chan was appointed to the Board of Directors because of his technical expertise in electrical engineering, his experience as a leader and innovator in the electrical engineering field and his reputation in the industry in China and other parts of the world.

Yuhong Li
Age:	46

Director Since:	September 2013

Committees:	Audit Committee

Principal Occupation:	Partner and Practicing Lawyer

Experience:

Since 2004, Ms. Li has been working at Beijing Chang An Law Firm as a lawyer and partner. Before joining the firm, Ms Li served as lawyer and partner of Hebei Yu Ta Law Firm from 1996 to 2004. Ms. Li is a Member of the Beijing Lawyers Association (2004-present), Director of China Mining Association (2006-present); Director of the China International Chamber of Commerce for Private Sector (2012-present); Deputy Secretary of Private Branch, China Mining Association (2012-present); Deputy Director of Natural Resources Law Committee, Beijing Lawyers Association (2009-present); Consultant of Environmental and Resource Seminar, Beijing Chaoyang, District Lawyers Association (2011-present); Environmental protection lawyer of All-China Environment Federation (2009-present) and Member of the eighth session of the Beijing Women Lawyers Association (2009-2012).

Ms. Li obtained her bachelor degree of law from Hebei University.

Specific Qualifications	Ms. Li is being appointed to the Board of Directors because of her knowledge of China law, her legal background generally and her experience working with Chinese companies.

Jun Liu
Age:	57

Director Since:	July 2011

Committees:	Compensation, Governance and Nominating Committee

Principal Occupation:	Vice Head of the International Department of YinTong New Energy Company

Experience:

Mr. Liu was Interim vice head of the International Department of YinTong New Energy Company from June 2013 to October 2013. Mr. Liu served as vp, director of Marketing Strategy & Development of Northern Altair Nanotechnologies Co., Ltd, from November 2012 to May 2013. Liu served as general manager of Vantech Enviro Plastics Corp. Canada, a company focused on the development and production of plastic film products from May 2000 to June 2011. Mr. Liu previously served as Marketing and Sales director for Morgan Grandview Group (Canada) from November 2008 to October 2009.   Mr. Liu served as account manager and then as authorized supervisor at JNE (Canada) from September 2004 to December 2007.

Mr. Liu earned his bachelor’s degree in chemistry from Beijing University and a certificate of executive in marketing strategy from the State University of New York at Buffalo.

Specific Qualifications

Mr. Liu was appointed to the Board pursuant to a covenant in an agreement between the Company and Canon.  Pursuant to the covenant, the Board of the Company is required, except where legal or fiduciary duties would require otherwise, to appoint a number of directors nominated by Canon representing a majority of the Board.

Executive Officers

The executive officers of the Company are Mr. Richard W. Lee, Ms. Paula Conroy and Mr. Bruce J. Sabacky. Information regarding Mr. Lee is presented in “Directors” immediately above.  Certain information regarding Ms. Conroy and Mr. Sabacky follows.

Paula Conroy
Age:	52

Principal Occupation:	Chief Financial Officer and Secretary of the Company

Experience:

Ms. Conroy most recently served as the managing member of Blue Bar Consulting, LLC, and a U.S. based consulting firm providing senior financial consulting and transitional CFO services from 2010 to present. Prior to being a managing member of Blue Bar Consulting in 2010, Ms. Conroy served as senior managing consultant of BKD LLP, specializing in merger and acquisition due diligence to private equity and strategic corporate acquirers from 2008 to 2010, and chief financial officer of RCS Management Corporation, a company engaged in the distribution of oxygen and respiratory products from 2007 to 2008. Ms. Conroy served as senior vice president and chief financial officer of Windrose Medical Properties Trust, a publicly-traded investment trust (REIT) for specialty medical real estate from 2006 to 2007, and director of finance and Corporate Accounts Operations of Roche Diagnostics, U.S., the U.S. diagnostic headquarters of the Swiss pharmaceutical company Roche Holdings, AG, from 2002 to 2006. Ms. Conroy began her career with Ernst & Young LLP in 1983 and held several positions until her resignation in 2002.

Ms. Conroy holds a Certified Public Accountant certificate (CPA) and has a Masters in Business Administration from Purdue University and a Bachelor of Science in General Management with an Accounting option from Purdue University. Ms. Conroy also lectures at Purdue University.

Bruce J. Sabacky
Age:	63

Principal Occupation: Experience:

Chief Technology Officer of the Company

Dr. Sabacky was appointed chief technology officer of the Company in June 2006.   Dr. Sabacky was appointed vice president of Research and Engineering for Altairnano, Inc., the operating subsidiary through which the Company conducts its nanotechnology business, in October 2003.  Dr. Sabacky joined Altairnano, Inc. in January 2001 as director of research and engineering.  Prior to that, he was the manager of process development at BHP Minerals Inc.’s Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology.  Dr. Sabacky was the technical superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a principal process engineer with BHP from 1991 to 1993.  Prior to that, he held senior engineering positions in the minerals and metallurgical industries.

Dr. Sabacky obtained a bachelor of science and a master of science degree in metallurgical engineering from the South Dakota School of Mines and Technology and a doctor of philosophy degree in materials science & mineral engineering with minors in chemical engineering and mechanical engineering from the University of California, Berkeley.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information with respect to beneficial ownership of common stock as of September 30, 2013 by the named executive officers (as defined below) of the Company, by each of the directors of the Company, by all current executive officers and directors of the Company as a group and by each person known to the Company to beneficially own 5% or more of the outstanding shares of common stock.  The “named executive officers” are any person who served as the Company’s Chief Executive Officer during 2012, the two other most highly compensated executive officers for 2012 who were serving as of December 31, 2012, and up to two persons who would have been among the two most highly compensated officers if such person had been an executive officer as of December 31, 2012. Unless otherwise indicated, each person named in the table has sole voting and investment power with respect to the shares of common stock identified as beneficially owned.  The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control.

To the knowledge of the Company, each person named in the table has sole voting and investment power with respect to the shares of common stock identified as beneficially owned.

Title of Class	Name of Officer or Director	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Common	Alexander Lee (Former Chief Executive Officer and former Director)	16,668(3)	*
Common	Liming Zou (Former President and former Director)	16,668(4)	*
Common	Richard W. Lee (Chief Executive Officer and Nominee)	None	N/A
Common	Bruce J. Sabacky (Vice President and Chief Technology Officer)	18,209(5)	*
Common	Yincang Wei (Director)	6,172,801(6)	53.26%
Common	Guohua Sun (Director)	None	N/A
Common	Zhigang Zhao (Director)	None	N/A
Common	Eqbal Al Yousuf (Director)	849,828(7)	7.33%
Common	Yuhong Li (Director)	None	N/A
Common	Dr. Chin Chuen Chan (Director)	None	N/A
Common	Jun Liu (Director)	None	N/A
Common	All Current Directors and Officers as a Group (11 persons)	7,074,174(8)	61.04%

Title of Class	Name and Address of 5% Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Common	Al Yousuf LLC Sheikh Zayed Rd., P.O. Box 25, Dubai, United Arab Emirates	849,828(7)	7.33%
Common	Canon Investment Holdings Limited and Affiliates Villa 1, Huajing Garden, Jida, Zhuhai, Guagndong, China	6,172,801(6)	53.26%

  * Represents less than 1% of the outstanding common stock.

(1)	Includes all common stock issuable pursuant to the exercise of options and warrants that are exercisable on or before November 30, 2013.

(2)

Based on 11,590,067 common stock outstanding as of September 30, 2013. Common stock underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable on or before November 30, 2013, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible and exercisable securities, but not for purposes of calculating any other person’s percentage ownership.

(3)	Includes 16,668 shares of common stock subject to options granted to Mr. Lee pursuant to the 2005 Plan. As of April 1, 2012, options reported are based on Mr. Lee’s employment with the Company.

(4)	Includes 16,668 shares of common stock subject to options granted to Mr. Zou pursuant to the 2005 Plan. As of April 1, 2012, options reported are based on Mr. Zou’s employment with the Company.

(5)	Includes 18,209 shares of common stock subject to options granted to Mr. Sabacky pursuant to the 1998 Plan and the 2005 Plan.

(6)

Represents shares owned of record by Energy Storage Technology (China) Group Ltd, a Hong Kong corporation.  Such shares are beneficially owned by Energy Storage Technology (China) Group Ltd, a Hong Kong corporation, Canon Investment Holdings Limited, a Hong Kong corporation, Mr. Yincang Wei, the Executive Director and sole stockholder of Canon, Zhuhai Jiamei Energy Technology Co., Ltd., a company organized under the laws of China, and Zhuhai Yintong Energy Co., Ltd., a Hong Kong corporation.  This information is based on a Schedule 13D filed by such persons on October 12, 2011.

(7)

The owner of record of such shares is Al Yousuf LLC; however, Mr. Al Yousuf has voting control and investment discretion over these securities. Information based on an Amendment No. 2 to Schedule 13D filed by Al Yousuf LLC and its affiliates on October 8, 2010, as adjusted to reflect any subsequent consolidations of our common stock.

(8)	Includes 51,545 shares of common stock subject to options granted to executive officers and directors pursuant to the 1998 Plan and the 2005 Plan.

Certain Relationships and Related Transactions

Set forth below is information on transactions, other than employment arrangements with officers, entered into between the Company and certain related persons since January 1, 2012 and selected prior transactions with continuing significance:

In April 2012, Northern Altair entered into an economic development deal with the cities of Wu’an and Handan in Hebei Province in China. Under our multi-year contract with the City of Wu’an, Northern Altair is required to sell and deliver 200 electric buses to Wu’an over a multi-year period. We are currently procuring these buses from an affiliate, Yintong Energy.

In April 2013, Altairnano, Inc. worked with Yintong Energy (YTE) (an affiliate of Canon) as the Company with supplying a U.S. customer with battery packs through YTE.

Committee Membership and Independence

The members of the Compensation, Governance and Nominating Committee from January 1, 2012 through the date of the report have been Yincang Wei, Guohua Sun and Jun Liu. None of the committee members are independent under Nasdaq’s listing standards. Because the Company is a controlled company under Nasdaq rules, it is not required to have an independent compensation or nomination process.  The Compensation, Nominating and Governance Committee met four times by telephone.

   Currently, the Audit Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the Nasdaq listing standards. The members of the Audit Committee were Zhigang Zhao, Hong Guo and Victor Sze from January 1, 2012 through September 26, 2013. The members of the Audit Committee from September 26, 2013 through the date of the report are Zhigang Zhao, YuHong Li and Eqbal Al Yousuf.

Nomination of Directors

The purpose of the Compensation, Nominating and Governance Committee related to nomination of directors and corporate governance matters is (i) to recommend to the Board the slate of director nominees for election to the Company’s Board, individuals to fill Board vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board, and (ii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company.

In identifying nominees for directors, the Compensation, Nominating and Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Company, the interplay of the candidate’s experience with the experience of other Board members, language abilities, Chinese business experience, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board.  The Compensation, Nominating and Governance Committee considers candidates submitted by stockholders in accordance with the policies set forth in the most recent proxy statement delivered to stockholders and may, but is not required to, consider candidates proposed by management.

From January 1, 2012 through to the date of this report, two meetings were held by this committee with respect to the nomination of directors. The first one was on November 28, 2013 at the Annual and Special Meeting of the Shareholders and the second one was on September 26, 2013 at a scheduled Board of Directors meeting.

Compensation, Nominating and Governance Committee

The Compensation, Nominating and Governance Committee discharges the Board’s responsibilities relating to compensation of the Company’s directors and officers, oversees and monitors the Company’s management in the interest and for the benefit of the stockholders and assists the Board by identifying and recommending individuals qualified to become directors.  The Compensation, Nominating and Governance Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

From January 1, 2012 through to the date of this report, four committee meetings were held with respect to compensation matters. The meetings dates were January 31, 2012, July 5, 2012, August 26, 2013 and September 26, 2013.

The charter governing operations of the Compensation, Nominating and Governance Committee is available at the Company’s website at www.altairnano.com under “Investors” - “Governance.”

Board Diversity

In identifying nominees, the Compensation, Nominating and Governance Committee does not have a formal policy regarding the consideration of gender, race, sexual preference, religion and other traits typically associated with the term “diversity.”  As described in “Nomination for Directors” above, the Compensation, Nominating and Governance Committee considers it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills, but has not adopted any formal policy.

Stockholder Suggestions for Nominees and Communications with the Board

The Board will consider director candidates recommended by stockholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address and telephone number of and number of shares of common stock owned by the stockholder making the recommendation. Recommendations should be sent to the Secretary of the Company at the address first set forth above. Candidates submitted by stockholders in accordance with the policies set forth in the most recent proxy statement delivered to stockholders are considered under the same standards as nominees recommended by other persons.

Stockholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Company at the address of the Company first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate. All communications received by mail are forwarded to the directors to which they are addressed unless the communications contain information substantially similar to that forwarded by the same stockholder, or an associated stockholder, within the past 90 days.

Executive Compensation

(a)	Summary Compensation Table

The following table provides details with respect to the total compensation of the Company’s named executive officers during the years ended December 31, 2012 and 2011.   The Company's named executive officers are (a) each person who served as the Company's Chief Executive Officer during 2012, (b) the next two most highly compensated executed officers serving as of December 31, 2012 and (c) any person who would have been included under (b) except for the fact that such persons was not an executive officer on December 31, 2012.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards (1) ($) (f)	Non-Equity Incentive Plan Compen- sation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compen- sation ($) (i)	Total ($) (j)
H. Frank Gibbard, Former President, Chief Executive Officer	2012	70,000	Nil	Nil	Nil	Nil	Nil	140,000(4)	210,000
	2011	70,000	Nil	Nil	66,666	Nil	Nil	Nil	136,666
Alexander Lee, Former Chief Executive Officer	2012	231,250(2)	Nil	Nil	66,666	Nil	Nil	Nil	297,916
	2011	*	*	*	*	*	*	*	*
Liming Zou, Former President	2012	147,538(2)	Nil	Nil	66,666	Nil	Nil	51,111	265,315
	2011	*	*	*	*	*	*	*	*
Bruce J. Sabacky, Vice President & Chief Technology Officer	2012	225,000	Nil	Nil	Nil	Nil	Nil	6,750(3)	231,750
	2011	225,000	Nil	Nil	Nil	Nil	Nil	6,750(3)	231,750

* Compensation information not reported because such person was not a named executive officer during this calendar year.

(1)

The amounts in column (f) represent the grant date fair value of the stock option awards determined in accordance with Accounting Standards Codification Topic 718 of the Financial Accounting Standards Board (“FASB ASC Topic 718”) pursuant to the Company’s stock incentive plans. Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited financial statements for the year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 1, 2013, and Note 10 to the Company’s audited financial statements for the year ended December 31, 2011 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012.

(2)	Excludes compensation received in his capacity as a director prior to the date he became an executive officer
(3)	Reflects value of matching contributions made by the Company in connection with the 401(k) Plan, except as noted.
(4)	Represents $140,000 pursuant to the Separation and Consulting Agreement and Release of All Claims dated April 4, 2012 with Mr. Gibbard.

Current Base Salary Information. The annualized base salaries of the continuing named executive officers, and the Company's Chief Executive Officer and President as of the date of this Proxy Statement are as follows:

Name	Base Salary ($)
Richard W. Lee, Chief Executive Officer	300,000
Paula Conroy, Chief Financial Officer & Corporate Secretary	200,000
Bruce J. Sabacky, Vice President & Chief Technology Officer	225,000

●

Richard W. Lee is subject to a written employment agreement. Paula Conroy is not subject to a written employment agreement until it is finalized. The additional material terms of the employment agreement with Mr. Sabacky are described in subsections (b) and (e) below.

(b)  Grant of Plan-Based Awards Table

     The following table provides details with respect to plan-based awards, if any, granted to the named executive officers during the year ended December 31, 2012:

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards(1)		All Other Stock Awards: Number of Shares of Stock or Units (#) (g)	All Other Option Awards: Number of Securities Under- Lying Options (#) (h)	Exercise or Base Price of Option Awards ($/Sh) (i)	Grant Date Fair Value of Stock and Option Awards ($)(3) (j)
		Target ($) (c)	Maxi- mum ($) (d)	Target (#) (e)	Maxi- mum (#) (f)
H. Frank Gibbard, Former President, Chief Executive Officer	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Alexander Lee, Former Chief Executive Officer	7/5/2012	Nil	Nil	Nil	Nil	Nil	66,666(2)	2.88	191,998
Liming Zou President	7/5/2012	Nil	Nil	Nil	Nil	Nil	66,666(2)	2.88	191,998
		Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Bruce J. Sabacky, Vice President & Chief Technology Officer	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1)

With respect to 2012, the Compensation, Governance and Nominating Committee did not approve an annual incentive bonus plan for the executive officers and did consult with the executive officers regarding target bonuses under the respective employment agreements.

(2)	Options vest over four years from April 1, 2012 date of grant: 25% vested on April 1, 2013; 25% vest on April 1, 2014; 25% vest on April 1, 2015; and 25% vest on April 1, 2016.

(3)	The amounts in column (j) represent the grant date fair value of stock and option awards determined in accordance with ASC 718 “Stock Compensation” pursuant to the Stock Incentive Plans.

Annual Incentive Compensation.  During 2012, Mr. Huang and Mr. Sabacky were eligible for target annual incentive bonuses. Mr. Sabacky was eligible for up to 60% of his base salary, based on performance objectives as determined by the Company’s Board after consultation with the employee. In 2012 Mr. Huang, was entitled to special year-end performance pay of up to $25,000 based upon personal performance against objectives established by the Company’s Board of Directors. No performance objectives were agreed to for 2012; however, the Compensation, Governance and Nominating Committee reserved the discretion to award, or to deny, annual incentive bonuses whether or not performance targets were achieved, as it deemed appropriate.  The Compensation, Governance and Nominating Committee did not award any incentive bonuses to any named executive officer for 2012.

Mr. Gibbard, Alexander Lee and Liming Zou were not entitled to any annual incentive compensation in 2012.

Targets for 2013 for Continuing Named Executive Officers. With respect to 2013, the Compensation, Governance and Nominating Committee has not approved an annual incentive bonus plan for the named executive officers and, as of the date of this Report, has not consulted with the executive officers regarding target bonuses under the respective employment agreements.

(c)  Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2012:

	Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
H. Frank Gibbard, President, Chief Executive Officer and Director	Nil	Nil	Nil	Nil	Nil
Alexander Lee, Chief Executive Officer and Director	16,668	50,000(1)	Nil	2.88	4/1/2022
Liming Zou, President and Director	16,668	50,000(1)	Nil	2.88	4/1/2022
Bruce J. Sabacky, Vice President & Chief Technology Officer	1,041	Nil	Nil	97.68	3/10/2015
	896	Nil	Nil	82.08	3/10/2016
	1,666	Nil	Nil	82.08	3/10/2016
	440	Nil	Nil	63.12	1/15/2017
	3,125	Nil	Nil	63.12	1/15/2017
	3,125	Nil	Nil	89.28	1/15/2018
	4,166	Nil	Nil	29.28	1/15/2019
	3,750	Nil	Nil	26.40	1/15/2020

(1)	Options vest over four years from April 1, 2012 date of grant: 25% vested on April 1, 2013; 25% vest on April 1, 2014; 25% vest on April 10, 2015; and 25% vest on April 1, 2016.

  Dr. Gibbard, the Company's former Chief Executive Officer, was granted an option to purchase 66,666 shares of common stock in connection with his appointment in September 2011. Mr. Gibbard’s employment was terminated in April 2012 and the options were not exercised within the applicable period. As a result, all such options granted to Mr. Gibbard have terminated.  Mr. Huang, the Company's former Chief Financial Officer, was granted an option to purchase 33,333 shares of common stock in connection with his appointment in September 2011. Mr. Alex Lee, the Company’s former Chief Executive Officer and Mr. Liming Zou the Company’s former President, were each granted an option to purchase 66,666 shares of common stock in connection with their appointments in April 2012. Mr. Richard W. Lee, the Company’s Chief Executive Officer was granted an option to purchase 66,666 shares of common stock in connection with his appointment in August 2013. Ms. Conroy, the Company’s Chief Financial Officer was granted an option to purchase 33,333 shares of common stock in connection with her appointment in September 2013.

(d)  Option Exercises and Stock Vested

No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2012.

(e)  Pension Benefits and Non-Qualified Deferred Compensation

The Company does not sponsor, and is not obligated to provide, any benefits under any defined benefit or non-qualified deferred compensation plan.  Executive officers are entitled to benefits generally available to all full-time salaried employees of the Company.  These benefits include up to 5 weeks per-year of paid time off for medical and vacation leave, subsidized group health plan coverage offered to all salaried employees of the Company, and eligibility to participate in the Company’s 401(k) Profit Sharing Plan (the “401(k) Plan”), matching contributions under the 401(k) Plan in an amount up to the greater of 50% of the first $2,500 contributed or 3% of the employee’s base salary.

 (f)  Potential Payments upon Termination or Change-in-Control

Severance Provisions in Employment Agreements.   The employment agreement of Mr. Richard Lee, the Company's Chief Executive Officer, includes the following severance provisions:  If Mr. Lee’s employment is terminated by the Company without cause or by Mr. Lee for good reason, which includes, among other things, (a) a material breach by the Company of any of its obligations, duties, agreements, representations or warranties under the employment agreement, (b) the Company requiring Mr. Lee to relocate his place of employment without Mr. Lee’s consent, or (c) a material adverse change in Mr. Lee’s title, position, and/or duties 90 days before or within one year after a change of control, Mr. Lee is entitled to a severance benefit equal to his base salary for a period of two months for each year of employment with the Company, and (ii) health benefits for eighteen months, all subject to any applicable limitations imposed by Section 409A of the Internal Revenue Code.  Mr. Lee is not entitled to any severance if his employment is terminated at any time by the Company with cause or by Mr. Lee without good reason.

The employment agreement of the Mr. Sabacky provides that if his employment is terminated by the Company without cause, or by him for good reason, he is entitled to a severance benefit equal to his base salary for one year, a bonus equal to a pro-rated (based upon the elapsed days in the calendar year) portion of 60% of his base salary, and health benefits for one year (18 months if termination is by the Company). The one-year base salary severance benefit will be extended to 16 months if either he was required to relocate more than 50 miles in order to commence employment and the termination occurs within two years of commencement of employment, or he later consents to a relocation of his employment and the termination occurs within two years of such voluntary relocation.  Good reason includes, among other things, (a) the Company requiring the officer to relocate his place of employment without the officer’s consent, or (b) a material adverse change in the officer’s title, position, and/or duties 90 days before or within one year after a change of control.  Mr. Sabacky is not entitled to any severance if his employment is terminated at any time by the Company with cause or by the officer without good reason

The employment agreement of Mr. Alex Lee, the Company's former Chief Executive Officer, includes the following severance provisions:  If Mr. Lee’s employment is terminated by the Company without cause or by Mr. Lee for good reason, which includes, among other things, (a) a material breach by the Company of any of its obligations, duties, agreements, representations or warranties under the employment agreement, (b) the Company requiring Mr. Lee to relocate his place of employment without Mr. Lee’s consent, or (c) a material adverse change in Mr. Lee’s title, position, and/or duties 90 days before or within one year after a change of control, Mr. Lee is entitled to a severance benefit equal to his base salary for a period of two months for each year of employment with the Company, and (ii) health benefits for eighteen months, all subject to any applicable limitations imposed by Section 409A of the Internal Revenue Code.  Mr. Lee is not entitled to any severance if his employment is terminated at any time by the Company with cause or by Mr. Lee without good reason. Mr. Lee resigned in August 2013.

The employment agreement of Mr. Zou, the Company's former President, includes the following severance provisions:  If Mr. Zou’s employment is terminated by the Company without cause or by Mr. Zou for good reason, which includes, among other things, (a) a material breach by the Company of any of its obligations, duties, agreements, representations or warranties under the employment agreement, (b) the Company requiring Mr. Zou to relocate his place of employment without Mr. Zou’s consent, or (c) a material adverse change in Mr. Zou’s title, position, and/or duties 90 days before or within one year after a change of control, Mr. Zou is entitled to a severance benefit equal to his base salary for a period of two months for each year of employment with the Company, and (ii) health benefits for eighteen months, all subject to any applicable limitations imposed by Section 409A of the Internal Revenue Code.  Mr. Zou is not entitled to any severance if his employment is terminated at any time by the Company with cause or by Mr. Zou without good reason. Mr. Zou resigned in September 2013.

The employment agreement of Mr. Huang, the Company's former Chief Financial Officer, includes the following severance provisions:  If Mr. Huang’s employment is terminated by the Company without cause or by Mr. Huang for good reason, which includes, (a) a material breach by the Company of any of its obligations, duties, agreements, representations or warranties under the employment agreement, (b) the Company requiring Mr. Huang to relocate his place of employment without Mr. Huang’s consent, or (c) a material adverse change in Mr. Huang’s title, position, and/or duties 90 days before or within one year after a change of control, Mr. Huang is entitled to a severance benefit equal to (i) his base salary for two months if the termination occurs during the six-months following the effective date, or his base salary for a period of two months for each year of employment with the Company if the termination occurs on or after the expiration of the six-month anniversary of the agreement’s effective date, and (ii) health benefits for eighteen months, all subject to any applicable limitations imposed by Section 409A of the Internal Revenue Code.  Mr. Huang is not entitled to any severance if his employment is terminated at any time by the Company with cause or by Mr. Huang without good reason. Mr. Huang’s employment was terminated by the Company without cause in September 2013.

The Company has not yet negotiated written an employment agreement with its current Chief Financial Officer, Paula Conroy.

Acceleration of Vesting of Options.  The employment agreements of each of the named executive officers require that all options and other equity awards granted to the named executive officer provide that the award immediately vests as of the effective date of a “Change of Control Event”.  A “Change of Control Event” is defined in the agreement to mean (a) any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor (other than a transaction effective solely for the purpose of changing the jurisdiction of incorporation of the Company), (b) the sale, transfer or other disposition of all or substantially all of  the Company’s assets to another entity, (c) the acquisition by a single person (or two or more persons acting as a group, as a group is defined for purposes of Section 13(d)(3) under the Securities Exchange Act of 1934, as amended) of more than 40% of the outstanding common stock.  The closing of the common stock issuance with Canon qualified as Change of Control Event for Mr. Sabacky, since he was an officer of the Company on the date of such closing.

Director Compensation

The following table presents information regarding the compensation for the fiscal year ended December 31, 2012 of all persons who served as directors of the Company during 2012, except for H. Frank Gibbard, former President and Chief Executive Officer, all of whose compensation is described in the previous tables. With respect to Alexander Lee, former Chief Executive Officer, and Liming Zou, former President, only compensation related to their service as a director is included.

Name (a)	Fees Earned Or Paid in Cash(1) ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compen-sation(2) ($) (g)	Total ($) (h)
Yincang Wei	20,000	Nil	Nil	Nil	Nil	Nil	20,000
Guohua Sun	20,000	Nil	Nil	Nil	Nil	Nil	20,000
Alexander Lee(3)	26,250	Nil	Nil	Nil	Nil	Nil	26,250
Liming Zou*	5,000	Nil	Nil	Nil	Nil	Nil	5,000
Zhigang Zhao	25,000	Nil	Nil	Nil	Nil	Nil	25,000
Victor Sze*	2,583	Nil	Nil	Nil	Nil	Nil	2,583
Hong Guo*	20,000	Nil	Nil	Nil	Nil	Nil	20,000
Dr. Chin Chuen Chan	1,667	Nil	Nil	Nil	Nil	Nil	1,667
Jun Liu	15,000	Nil	Nil	Nil	Nil	Nil	15,000
Simon Xue*	10,000	Nil	Nil	Nil	Nil	Nil	10,000

* No longer serves as a director of the Company.

(1)	Since January 2012, the Company has paid all directors who are not employees of the Company a fee of $20,000 per year. Additionally, Audit committee members are compensated $1,250 per quarter.

(2)	Amounts were paid to Mr. Alexander Lee or Mr. Liming Zou in 2012 in their capacity as directors up until April 1, 2012, when they became officers of the Company.

(3)

Directors of the Company and its subsidiaries are also entitled to participate in the 1998 Plan and the 2005 Plan.  There were no stock option awards outstanding and held by directors as of December 31, 2012.

Audit Committee and Audit Committee Report

Audit Committee

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which may be found on the Company’s website under the heading “Investors”. A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc., 3019 Enterprise Drive, Anderson, Indiana 46013, U.S.A.

From July 22, 2011 through November 28, 2012, the Audit Committee was comprised of Zhigang Zhao (Chair), Alexander Lee, and Hong Guo.  On November 28, 2012, Mr. Lee was removed from the Audit Committee and Victor Sze was appointed to the Audit Committee. On September 26, 2013, Mr. Sze and Ms. Guo resigned from the Audit Committee, and Yuhong Li and Eqbal Al Yousuf were appointed to the Audit Committee. With the exception of Mr. Lee, all persons serving on the Audit Committee during the period described above were determined by the Board to be independent under the requirements of the Nasdaq listing standards and governing law. Mr. Lee has served on the Audit Committee, despite his appointment as Interim Chief Executive Officer in April 2012, pursuant to a temporary exemptions in Nasdaq Marketplace Rule 5605(c)(4)(A), which permits a non-independent director to serve on the Audit Committee under special circumstances for a period expiring on the Company’s next annual stockholders meeting and the one-year anniversary of Mr. Lee's appointment as interim Chief Executive Officer.

The Audit Committee held five meetings via conference call during the fiscal year ended December 31, 2012.  The members of the Audit Committee were in attendance at each meeting.

 The Board has determined in its business judgment that each member of the Audit Committee satisfies the requirements with respect to financial literacy set forth in Nasdaq Marketplace Rule 4350(d)(2)(A)(iv); that Zhigang Zhao is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act; that each member of the Audit Committee, with the exception of Alexander Lee as described above, is independent under Rule 10A-3(b)(1)(ii) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are, as a result of their past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

The Audit Committee’s responsibility is to assist the Board in its oversight of (a) the quality and integrity of the Company’s financial reports, (b) the independence and qualifications of the Company’s independent auditor, and (c) the compliance by the Company with legal and regulatory requirements.  Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles and internal controls.  The Company’s independent public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2012 with management and with the independent public accounting firm. The Audit Committee has discussed with the independent public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accounting firm required by applicable requirements of the Public Corporation Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm the independent auditor’s independence.

The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee is entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditor) from which the Audit Committee receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent public accounting firm as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Company.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

AUDIT COMMITTEE

Zhigang Zhao, Chair

Victor Sze

Hong Guo

April 1, 2013

Meetings of Directors and Attendance at Stockholders Meetings

During the year ended December 31, 2012, the Board held eight meetings via conference call. Attendance at the meetings is summarized in the following table:

	Board Meetings Attended	Committee Meetings Attended	% of Board and Committee Meetings Attended

Board Member
Yincang Wei	7	2 of 2 CC	60%
Guohua Sun	8	2 of 2 CC & 2 of 5 AC	80%
Frank Gibbard*	3	1 of 5 AC	27%
Alexander Lee	8	5 of 5 AC	87%
Liming Zou	8	N/A	53%
Zhigang Zhao	7	5 of 5 AC	80%
Victor Sze	1	N/A	7%
Hong Guo	6	5 of 5 AC	73%
Dr. Chin Chuen Chan	1	N/A	7%
Jun Liu	8	2 of 2 CC	67%
Simon Xue*	4	N/A	27%

AC – Audit Committee

CC - Compensation, Nominating and Governance Committee

N/A – Not applicable

* No longer serves as a director of the Company.

In addition, the Board considered and acted on certain matters throughout the year by executing consent resolutions as required.

The Company does not have a policy with respect to the attendance of stockholder meetings by directors. All members of the Board serving as of November 28, 2012, the date of the 2012 annual stockholders meeting were not in attendance of such meeting, except for Alex Lee, the company’s former CEO and former Director and Liming Zou, the company’s former President.

Compensation Policies and Practices Relating to Risk Management

The Compensation, Nominating and Governance Committee has reviewed the Company compensation program as it relates to all of the Company’s full-time employees and believes there is no material risk in the program. As a matter of best practice, the Compensation Nominating and Governance Committee continues to monitor our compensation program to ensure that it continues to align the interests of our employees with those of our long-term stockholders while avoiding unnecessary or excessive risk.

Board Leadership Structure and Role in Risk Oversight

The Board believes that different people should hold the positions of chairman of the Board and CEO to aid in the Board’s oversight of management. Yincang Wei currently serves as the Chairman of our Board of Directors in a non-executive capacity. As the Chairman of the Board of Directors, Yincang Wei has a number of responsibilities, which include setting board meeting agendas in collaboration with the CEO, presiding at Board meetings, executive sessions and the annual stockholders’ meeting, assigning tasks to the appropriate committees, and ensuring that information flows openly between management and the Board. The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

The Board is actively involved in assessing and managing risks that could affect the Company. The Board’s mandate calls for the Board to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of the Company’s business, and the implementation by management of appropriate systems to deal with such risks. The Board fulfills these responsibilities either directly, through delegation to committees of the Board, or, as appropriate, through delegation to individual directors.

When the Board determines to delegate any risk management oversight responsibilities, typically such delegation is made to the standing committees of the Board. The Audit Committee would typically be tasked with oversight of risks to the Company such as those relating to the quality and integrity of the Company’s financial reports, the independence and qualifications of the Company’s independent auditor and inquiries regarding allegations of ethical, financial and legal issues. The Compensation, Governance and Nominating Committee would typically be tasked with overseeing risks such as relating to employment policies, the Company’s compensation and benefits systems, the identification and recommendation of individuals qualified to become directors, management of the Company and succession planning. Each of these committees satisfies its oversight responsibilities through regular reports from officers of the Company responsible for each of these risk areas, regular meetings to discuss and analyze such risks, and, when necessary, consultation with outside advisors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of the Company’s common stock to file reports concerning their ownership of common stock with the SEC and to furnish the Company with copies of such reports.  Based solely upon the Company’s review of the reports required by Section 16 and amendments thereto furnished to the Company, the Company believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2011 were filed with the SEC on a timely basis, except for the following: (1) A Form 3 which was filed by Albert Zou approximately one and one half months after its due date; (2) a Form 3, which was filed by Jun Liu approximately one and one half months after its due date; (3) a Form 3, which was filed by Yingcang Wei approximately one and one half months after its due date; (4) a Form 3, which was filed by Simon Xue approximately one and one half months after its due date; (5) a Form 3, which was filed by Sun Guohua approximately one and one half months after its due date; (6) a Form 3, which was filed by Zhigang Zhao approximately one and one half months after its due date; (7) a Form 4 reporting one transaction in the Company’s common stock, which was filed by Stephen B. Huang approximately six days after its due date; (8) a Form 3, which was filed by Energy Storage (China) approximately two months after its due date; (9) a Form 4 reporting one transaction in the Company’s common stock, which was filed by H. Frank Gibbard approximately seven days after its due date; (10) a Form 3, which was filed by Guo Hong approximately twenty-four days after its due date; and (11) a Form 4, which was filed by Stephen A. Balogh approximately three days after its due date.

 Code of Ethics and Code of Conduct

The Company has adopted the Code of Ethics for Senior Executives, Financial Officers, Members of the Management Executive Committee, and Directors (the “Code of Ethics”), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Exchange Act.  The Code of Ethics is available on the Company’s website at www.altairnano.com under “Investors” – “Governance.”

The Company has adopted the Altair Nanotechnologies Inc. Code of Conduct (the “Code of Conduct”), which constitutes a code of conduct applicable to all officers, directors and employees that complies with Nasdaq Rule 4350(n).  The Code of Conduct is available on the Company’s website at www.altairnano.com under “Investors” – “Governance.”

PROPOSAL NO. 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Approval of the appointment of Crowe Horwath LLP as the independent public accounting firm for the Company for the fiscal year ending December 31, 2013, and authorization of the Audit Committee to set their remuneration, is to be voted upon at the Meeting. Representatives of Crowe Horwath LLP are expected to be attending the meeting by phone, but will not have an opportunity to make a statement. Representatives of Crowe Horwath LLP will be available to respond to appropriate questions. Crowe Horwath LLP, then known as Perry-Smith, was first appointed auditors of the Company on September 26, 2005.

Perry-Smith LLP was the Company’s independent registered public accounting firm until October 31, 2011.

	2012	2011

Audit Fees	$-	$67,025
Audit-Related Fees		11,000
Tax Fees		34,935
All Other Fees		-
	$-	$112,960

Crowe Horwath LLP, the Company’s current independent registered public accounting firm was appointed as of November 1, 2011.

	2012	2011

Audit Fees	$232,715	$160,030
Audit-Related Fees		-
Tax Fees	66,255	13,205
All Other Fees		-
	$298,970	$173,235

Audit Fees.

Audit Fees include fees for services rendered in connection with the audit of the Company’s financial statements for such fiscal years including the cost of auditing internal controls over financial reporting, for the reviews of the Company’s interim financial statements and for the review of SEC registration statements.

Audit-Related Fees.

Audit-Related Fees include fees for services rendered in connection with the audit of the Company’s employee benefit plan.

Tax Fees.

Tax Fees include fees for services rendered in connection with the preparation of federal, state and foreign tax returns and other filings and tax consultation services.

All Other Fees.

All Other Fees include fees for services pertaining to the domestication.

Audit Committee Pre-Approval Policy.  The Audit Committee pre-approves the services provided to the Company by its independent public accounting firm in connection with the audit of the Company’s annual financial statements, the review of the Company’s quarterly financial statements and tax preparation and consultation.  Management is not permitted to engage its independent public accounting firm for other audit or permitted non-audit services without the case-by-case pre-approval of the Audit Committee.  The Audit Committee approved all the services provided to the Company by its independent public accounting firm described above.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the appointment of Crowe Horwath LLP and authorization of the Audit Committee to set their remuneration.

The Board recommends a vote FOR approval of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2013 and authorization of the Audit Committee to set their remuneration.

OTHER MATTERS

Proposals of Stockholders

Pursuant to rules adopted by the SEC, if a stockholder intends to propose any matter for a vote at the annual meeting of the stockholders to be held in 2014, but fails to notify the Company of such intention prior to September 15, 2014 (as such date may be updated by a disclosure in the Form 10-Q the Company), then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

In order to be included in the proxy statement and form of proxy relating to the Company’s annual meeting of stockholders to be held in 2014, proposals which stockholders intend to present at such annual meeting must be received by the Secretary of the Company, at the Company’s principal business office, 3019 Enterprise Drive, Anderson, Indiana 46013, U.S.A. no later than June 30, 2014 (as such date may be updated by disclosure in a Form 10-Q of the Company).

In addition, pursuant to our bylaws, all stockholder proposals must be made by written notice, which notice must be received by the Company  no later than June 23, 2014, and no earlier than April 23, 2014; provided, that if the date of the annual meeting of stockholders to be held in 2014 is advanced or delayed by more than 30 days from the anniversary of the 2013 annual meeting, notice by stockholders regarding Board nominations must be received by the Company no later than the later of (i) the 120th day prior to the 2014 annual meeting or (ii) the 10th day following the day on which public announcement of the new meeting date is made, and no earlier than 180 days prior to the 2014 annual meeting.  The written notice must contain, with respect to each matter the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (B) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

Our bylaws also require that stockholder nominations of persons for election to the Board must be made in accordance with the deadlines set forth in the preceding paragraph; provided, that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company at least 70 days prior to the first anniversary of the 2013 annual meeting, a stockholder’s notice must be delivered to the Company not later than the 10th day following the day on which such public announcement is first made by the Company (which public announcement shall in no event be made less than 10 days prior to the then current year’s annual meeting).  A notice relating to the nomination of a director must contain the following information: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director and (ii) as to the stockholder  giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name, age, business address and residence address of each such person, (B) the principal occupation or employment of each such person, (C) the class and number of shares of stock of the Company which are owned beneficially and of record by each such person and (D) any other information relating to each such person that is required to be disclosed in connection with the solicitation of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provision thereto (including, without limitation, such nominee’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected).

Undertakings

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of that person, a copy of the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2012, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Commission. Written requests for that information should be directed to Paula Conroy, Chief Financial Officer, at 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013.

Delivery of Documents to Multiple Persons at the Same Address

Unless the Company has received contrary instructions, the Company intends to deliver only one copy of this Proxy Statement and one copy of the Annual Report for the year ended December 31, 2012 to multiple stockholders sharing the same address. Upon written or oral request, the Company will provide, without charge, an additional copy of such documents to each stockholder at a shared address to which a single copy of such documents was delivered. Stockholders at shared addresses that are receiving a single copy of such documents but wish to receive multiple copies, and stockholders at shared addresses that are receiving multiple copies of such documents but wish to receive a single copy, should contact Paula Conroy, Chief Financial Officer, at 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013, U.S.A., or at the following telephone number: (317) 333-7617.

Additional Information

A copy of this Proxy Statement has been filed with the SEC. You may read and copy this Proxy Statement at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this Proxy Statement by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including Altair Nanotechnologies, Inc., that file electronically with the SEC. The address of the SEC’s Internet website is http://www.sec.gov.

Financial information is provided in the Company’s comparative financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2012.  Stockholders may contact Paula Conroy, Chief Financial Officer, at 3019 Enterprise Drive, Anderson, Indiana, U.S.A. 46013, U.S.A., or at the following telephone number: (317) 333-7617, to request copies of the Company’s financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.  In addition stockholders may download copies of the Company’s proxy and latest annual report directly from its website at www.proxyvote.com.

Upon written or oral request, the Company will provide, without charge, to each person to whom a copy of this Proxy Statement has been delivered a copy of any or all of the documents incorporated by reference herein (other than certain exhibits to such documents not specifically incorporated by reference). Requests for such copies should be directed to:

Altair Nanotechnologies Inc.

Attn: Paula Conroy, Chief Financial Officer

3019 Enterprise Drive
Anderson, Indiana 46013 U.S.A.

(317) 333-7617

* * * * * * * * *

The contents and sending of this Proxy Statement have been approved by the directors of the Company.

Dated as of the 25th day of October, 2013.

ALTAIR NANOTECHNOLOGIES INC.
/s/ Richard W. Lee
Richard W. Lee, Chief Executive Officer

PROXY

Altair Nanotechnologies Inc.
Annual Meeting of Stockholders

on December 4, 2013

This Proxy Is Solicited By The Board of Directors Of
Altair Nanotechnologies Inc.

The undersigned stockholder of Altair Nanotechnologies Inc. (the "Company") hereby nominates, constitutes and appoints Richard W. Lee, Chief Executive Officer, or failing him, Paula Conroy, Chief Financial Officer, or instead of either of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the Annual meeting of stockholders of the Company (the "Meeting") to be held on the 4th day of December 2013 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy material to stockholders and in such manner as such nominee in his judgement may determine.

A stockholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

The nominees are directed to vote the shares represented by this proxy as follows:

(1)     ELECTION OF DIRECTORS, each to serve until the next annual meeting of stockholders of the Company or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Company (Proposal 1 in the Notice of Meeting):

□     FOR all nominees listed below (except as marked to the contrary).

□     WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Yincang Wei	Guohua Sun	Yuhong Li
Richard W. Lee	Zhigang Zhao	Dr. Chin Chuen Chan
Guohua Wei	Eqbal Al Yousuf	Jun Liu

(2)     PROPOSAL TO APPOINT AUDITORS, to appoint Crowe Horwath LLP as independent public accounting firm of the Company for the fiscal year ending December 31, 2013 and to authorize the Audit Committee of the Board to fix their remuneration (Proposal 2 in the Notice of Meeting):

□ FOR	□ AGAINST	□ ABSTAIN

(3)     At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy materials to stockholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE MEETING AND, WHERE A STOCKHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF ALL OF THE NOMINEES OF THE BOARD FOR DIRECTOR AND IN FAVOR OF THE APPOINTMENT OF THE AUDITORS, BOTH OF WHICH ARE SET FORTH IN THE PROXY STATEMENT, ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2013.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1)     This proxy must be signed by the stockholder or the stockholder’s attorney duly authorized in writing, or if the stockholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2)     A person appointed as nominee to represent a stockholder need not be a stockholder of the Company.

3)     If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Company.

4)     Each stockholder who is unable to attend the Meeting is respectfully requested to mark, date and sign this proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 4, 2013. The Company’s Annual Report to Stockholders and Proxy Statement are available on the Internet at www.proxyvote.com.